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                                                                      Exhibit 23
                     {Letterhead of Monroe Shine and Co., Inc.}

                          INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in First Capital, Inc.'s Registration Statement No. 333-76543 on Form S-8 and in First Capital, Inc.'s Registration Statement No. 333-95987 on Form S-8 of our report dated January 17, 2003 contained in the annual report for the year ended December 31, 2002 appearing in this Form 10-KSB.


/s/ MONROE SHINE AND CO., INC.

New Albany, Indiana
March 28, 2003